Exhibit 10.5.3

AMENDMENT No. 3

TO THE A320 FAMILY PURCHASE AGREEMENT

BETWEEN

ATLANTIC AIRCRAFT HOLDING LIMITED

AND

AIRBUS INDUSTRIE

AI/CC-C N° 337.0058/99

A320 Family - TAI - AMDT 3 - 12/99

1/8

AMENDMENT N°3

This Amendment N° 3 to the A320 Family Purchase Agreement signed on the 19th day of March 1998 is made on the 29 th day of December 1999

BETWEEN

AIRBUS INDUSTRIE, having its principal office at:

1 Rond-Point Maurice Bellonte

3 1 7 0 7     B L A G N A C - C E D E X

F R A N C E

(hereinafter referred to as the “Seller”) of the one part

AND

ATLANTIC AIRCRAFT HOLDING LIMITED, having its principal office at:

Bolam House

King and George Streets

N A S S A U

B A H A M A S

(hereinafter referred to as the “Buyer”) of the other part.

A320 Family - TAI - AMDT 3 - 12/99

2/8

WHEREAS

A -	The Seller is a “Groupement d’Intérêt Economique” created and existing under French Law and established under Ordonnance N° 67-821 dated September 23, 1967 of the Republic of FRANCE.

B -	The Members of the Seller are:

(1)	AEROSPATIALE-MATRA, S.A.

whose principal office is at:

37, Boulevard Montmorency

75016 PARIS

FRANCE,

(2)	DAIMLER-CHRYSLER AEROSPACE AIRBUS GmbH,

whose principal office is at:

Kreetslag 10

Postfach 95 01 09

21111 - HAMBURG

FEDERAL REPUBLIC OF GERMANY,

(3)	CONSTRUCCIONES AERONAUTICAS S.A.,

whose principal office is at:

Avenida de Aragon, 404

28022 MADRID

SPAIN

and

(4)	BRITISH AEROSPACE (OPERATIONS) LTD,

whose principal office is at:

Warwick House

P.O. Box 87

Farnborough Aerospace Centre

Farnborough

Hants GU14 6YU

GREAT BRITAIN.

C -	Each of the Members of the Seller is (after service on the Seller by “huissier”, of notice to perform) jointly and severally liable with the other Members (but not with the Seller) for all due and unperformed liabilities and obligations of the Seller (subject to any defences which may be available to the Seller or to that Member personally or to all the Members together).

D -	The Buyer and the Seller have signed a Purchase Agreement dated March 19th, 1998 covering the purchase by the Buyer and the sale by the Seller of thirty two (32) A320 Family Aircraft N° 1 to N° 32.

A320 Family - TAI - AMDT 3 - 12/99

3/8

E -	The Buyer and the Seller have signed an Amendment N° 1 dated September 9th, 1998 covering the [*] Firm A319-100 Aircraft (on December 1999 and January 2000).

F -	The Buyer and the Seller have signed an Amendment N° 2 dated of even date herewith covering the [*] A320-200 Aircraft [*]and the [*].

G -	[*]

H -	Now the Buyer and the Seller agree to modify the Aircraft delivery dates as hereafter described

A320 Family - TAI - AMDT 3 - 12/99

4/8

NOW THEREFORE IT IS AGREED AS FOLLOWS :

1.	DEFINITIONS

Words defined herein shall have the meaning ascribed to them in the A320 Family Purchase Agreement or, as the case may be, in the Framework Agreement

2.	SCOPE

The scope of this Amendment N°3 is to refer and to amend certain provisions of the A320 Family Purchase Agreement and its Letter Agreement N°1, in order to reflect the decision of the Buyer and the Seller to [*]

A320 Family - TAI - AMDT 3 - 12/99

5/8

3.	APPLICATION OF THE “Basic Adjustment”

Paragraph 1 of the Letter Agreement N [*] is hereby cancelled and replaced by Sub-Article 9.1 hereof for up to a maximum [*] (A319 or A320 irrespectively) to [*] by the Seller to the Buyer commencing in September 2000. The number of Aircraft subject to the provisions of this Amendment No.3 is subject to the provisions of [*].

QUOTE

1.	[*]

A320 Family - TAI - AMDT 3 - 12/99

6/8

4.	[*]

[*]

5.	ISSUANCE OF THE [*]

The issuance by the Seller of the [*].

The use by the Buyer of [*] is defined in the paragraph [*]

6.	MISCELLANEOUS

It is understood that all terms and conditions of the A320-200 Family Purchase Agreement including its Exhibits and Letter Agreements (and in particular the Letter Agreement N[*]”) shall apply to this Amendment N°3 if not otherwise agreed upon in the Amendment N°3.

In case of any inconsistency between this Amendment N ° 3 and the A320 Family Purchase Agreement, this Amendment N°3 shall prevail, except as expressly amended by this Amendment N°3, the A320 Family Purchase Agreement as amended to date, remaining in full force and effect with such additional amendment as set forth in Amendment N°3.

This Amendment N°3 and its Letter Agreements and appendix together with the Agreement, its Exhibits and Letter Agreements contain the entire agreement between the parties and supersede any previous understandings, commitments and/or representations whatsoever oral and written.

This Amendment N°3 executed in two original English copies shall not be varied or modified except by an instrument in writing executed by both parties or by their duly authorized representatives.

A320 Family - TAI - AMDT 3 - 12/99

7/8

IN WITNESS WHEREOF, this Amendment N°3 was entered into the day and year first above written.

For on behalf of,	For and on behalf of,

ATLANTIC AIRCRAFT HOLDING LIMITED	AIRBUS INDUSTRIE

By:	By:

Its:	Its:

A320 Family - TAI - AMDT 3 - 12/99

8/8